Commitments and Contingencies	12 Months Ended
Jul. 02, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
18. COMMITMENTS AND CONTINGENCIES
Legal Proceedings
     Sysco is engaged in various legal proceedings which have arisen but have not been fully adjudicated. Management does not believe that these proceedings will have a material adverse effect upon the consolidated financial position or results of operations of the company.   However, the final results of legal proceedings cannot be predicted with certainty and if the company failed to prevail in one or more of these legal matters, the company's consolidated financial position or results of operations could be materially adversely affected in future periods.
Multi-Employer Pension Plans
     Sysco contributes to several multi-employer defined benefit pension plans based on obligations arising under collective bargaining agreements covering union-represented employees. Approximately 10% of Sysco's current employees are participants in such multi-employer plans. In fiscal 2011, total contributions to these plans were approximately $32.8 million.
     Sysco does not directly manage these multi-employer plans, which are generally managed by boards of trustees, half of whom are appointed by the unions and the other half by other employers contributing to the plan. Based upon the information available from plan administrators, management believes that several of these multi-employer plans are underfunded. In addition, pension-related legislation, requires underfunded pension plans to improve their funding ratios within prescribed intervals based on the level of their underfunding. As a result, Sysco expects its contributions to these plans to increase in the future.
     Under current law regarding multi-employer defined benefit plans, a plan's termination, Sysco's voluntary withdrawal, or the mass withdrawal of all contributing employers from any underfunded multi-employer defined benefit plan would require Sysco to make payments to the plan for Sysco's proportionate share of the multi-employer plan's unfunded vested liabilities. Generally, Sysco does not have the greatest share of liability among the participants in any of the plans in which it participates. Based on the information available from plan administrators, which has valuation dates ranging from January 31, 2009 to December 31, 2009, Sysco estimates its share of withdrawal liability on most of the multi-employer plans in which it participates could have been as much as $200.0 million as of July 2, 2011, based on a voluntary withdrawal. This estimate excludes plans for which Sysco has recorded withdrawal liabilities. The majority of the plans Sysco participates in have a valuation date of calendar year-end. As such, the majority of the estimated withdrawal liability results from plans for which the valuation date was December 31, 2009; therefore, the company's estimated liability reflects the asset losses incurred by the financial markets as of that date. Due to the lack of current information, management believes Sysco's current share of the withdrawal liability could materially differ from this estimate. In addition, if a multi-employer defined benefit plan fails to satisfy certain minimum funding requirements, the IRS may impose a nondeductible excise tax of 5% on the amount of the accumulated funding deficiency for those employers contributing to the fund.
     In the third quarter of fiscal 2011, the union members of one of the company's subsidiaries voted to withdraw from the union's multi-employer pension plan and join Sysco's company-sponsored Retirement Plan. This action triggered a partial withdrawal from the multi-employer pension plan. As a result, during the third quarter of fiscal 2011, Sysco recorded a withdrawal liability provision of approximately $36.1 million related to this plan. Sysco has experienced other instances triggering voluntary withdrawal from multi-employer pension plans. Total withdrawal liability provisions recorded include $41.5 million in fiscal 2011, $2.9 million in fiscal 2010 and $9.6 million in fiscal 2009. As of July 2, 2011, Sysco had approximately $42.4 million in liabilities recorded related to certain multi-employer defined benefit plans for which Sysco's voluntary withdrawal had already occurred, which includes the liability recorded in the third quarter of fiscal 2011. Recorded withdrawal liabilities are estimated at the time of withdrawal based on the most recently available valuation and participant data for the respective plans; amounts are adjusted up to the period of payment to reflect any changes to these estimates. If any of these plans were to undergo a mass withdrawal, as defined by the Pension Benefit Guaranty Corporation, within a two year time frame from the point of our withdrawal, Sysco could have additional liability. The company does not currently believe any mass withdrawals are probable to occur in the applicable two year time frame relating to the plans from which Sysco has voluntarily withdrawn.
     During fiscal 2008, the company obtained information that a multi-employer pension plan it participated in failed to satisfy minimum funding requirements for certain periods and concluded that it was probable that additional funding would be required as well as the payment of excise tax. As a result, during fiscal 2008, Sysco recorded a liability of approximately $16.5 million related to its share of the minimum funding requirements and related excise tax for these periods. During the first quarter of fiscal 2009, Sysco effectively withdrew from this multi-employer pension plan in an effort to secure benefits for Sysco's employees that were participants in the plan and to manage the company's exposure to this under-funded plan. Sysco agreed to pay $15.0 million to the plan, which included the minimum funding requirements. In connection with this withdrawal agreement, Sysco merged participants from this plan into its company-sponsored Retirement Plan and assumed $26.7 million in liabilities. The payment to the plan was made in the second quarter of fiscal 2009.
Fuel Commitments
     Sysco routinely enters into forward purchase commitments for a portion of its projected diesel fuel requirements. As of July 2, 2011, we had forward diesel fuel commitments totaling approximately $85.6 million through June 2012.
Other Commitments
     Sysco has committed to product purchases for resale in order to leverage the company's purchasing power. A majority of these agreements expire within one year; however, certain agreements have terms through fiscal 2013. These agreements commit the company to a minimum volume at various pricing terms, including fixed pricing, variable pricing or a combination thereof. Minimum amounts committed to as of July 2, 2011 totaled approximately $949.3 million. Minimum amounts committed to by year are as follows: $858.0 million in fiscal 2012 and $91.3 million in fiscal 2013.
     Sysco has committed with a third party service provider to provide hardware and hardware hosting services. The services are to be provided over a ten year period beginning in fiscal 2005 and ending in fiscal 2015. The total cost of the services over that period is expected to be approximately $553.4 million. This amount may be reduced by Sysco utilizing less than estimated resources and can be increased by Sysco utilizing more than estimated resources and the adjustments for inflation provided for in the agreements. Sysco may also cancel a portion or all of the services provided subject to termination fees which decrease over time. If Sysco were to terminate all of the services in fiscal 2012, the estimated termination fee incurred in fiscal 2012 would be approximately $13.6 million.